SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                  July 14, 2004


                           IGAMES ENTERTAINMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation of organization)



             000-49723                             88-0501468
      ------------------------        ------------------------------------
      (Commission File Number)        (IRS Employer Identification Number)



                       700 South Henderson Road, Suite 210
                       King of Prussia, Pennsylvania 19406
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (610) 354-8888
                                                           --------------



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         ______________________________

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)  EXHIBITS.

         The following exhibit is furnished in accordance with Item 601 of Regulation S-B:

         99.1 Press Release dated July 14, 2004



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 14, 2004, iGames Entertainment, Inc. issued a press release announcing that it had filed its Annual Report on Form 10-KSB and certain of its financial results for fiscal year 2004. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IGAMES ENTERTAINMENT, INC.



                                By: /s/ Christopher M. Wolfington
                                    -----------------------------
                                    Name:  Christopher M. Wolfington
                                    Title: President and Chief Executive Officer


Date: July 16, 2004

                                  EXHIBIT INDEX


                  99.1     Press Release Dated July 14, 2004.


                                       4